Variflex LS® Variable Annuity

Supplement To Prospectus
Dated May 1, 2014

The Company changed the Guaranteed Rate earned on the Fixed Account effective October 1, 2012.

Contracts issued on or after October 1, 2012, will have a minimum interest rate earned on amounts allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3%, based upon the state in which the Contract is issued and the requirements of that state. The definition of Guaranteed Rate in the Prospectus is hereby removed in its entirety and replaced with the following:

Guaranteed Rate — The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

Please Retain This Supplement For Future Reference

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